160 White Oaks Lane • Vadnais Heights, MN 55127

Sterling
Management Inc.

telephone
(651) 330-7692
facsimile
(651) 494-0704
www.sterlinginv.com

July 29, 2008

CMARK International, Inc. – Commercial Marketing Corp.
Charles W. Jones
9570 Two Notch Road, Suite 4
Columbia, South Carolina 29223

Gentlemen:

The purpose of this letter is to amend the terms outlined in prior extension letters dated September 21, 2007 and February 6, 2008 under which Sterling Management Group, Inc. (f/ka/ Sterling Management, Inc.) ("Sterling") extended the maturity date of the Promissory Note dated August 25, 2005 due from CMARK International, Inc. (f/k/a Commercial Marketing Corp.) ("CMARK") (the "Note").

In addition to honoring any relevant terms or conditions of these prior letters to extend, or the original Promissory Note dated August 25, 2005, CMARK and Sterling agree to the following:

1. Sterling agrees to extend the due date of the original note and terms of prior letters to extend to September 30, 2008, upon which date the entirety of the principal balance of the note is due and payable along with any interest due and owing.
2. CMARK acknowledges and agrees that the current principal balance of the note is $675,000 and that on the last day of each of the months through September, 2008 an interest payment in the amount of $9,000.00 is due and payable.
3. Sterling agrees to hold the current rate of 16% annualized.
4. CMARK agrees to make an additional one-time payment of $6,750.00 as fees to extend on or before the extended due date of September 30, 2008.
5. Unless the full principal balance of the note, along with any interest owed is paid by August 15, 2008, CMARK has agreed to issue 1,000,000 warrants at $.05 to replace 400,000 current warrants at $.25 held by Sterling. The new warrants will be issued not to expire before August 15, 2010. 800,000 of said warrants will be issued to Kevin DeMeritt and 200,000 of said warrants will be issued to David M. Engstrom.
6. CMARK agrees to pay any legal costs incurred in the collection of any funds due or the enforcement of any of the terms herein or terms outlined in the prior letters to extend or the original note dated August 25, 2005.

The terms set forth above are agreed to by:

CMARK INTERNATIONAL, INC.,
a South Carolina corporation

By: [signature]
Name: [signature]
Its: [signature]

STERLING MANAGEMENT GROUP, INC.,
a Minnesota corporation

By: [signature]
Name: DAVID M. ENGSTROM
Its: PRESIDENT

G:\WPDATA\S\STERLING MANAGEMENT, INC 11826\01\DOCS\CMARK\2008 EXTENSION LT.DOC